SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2010
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation, Pac-Van, Inc., an Indiana corporation, GFN Mobile Storage Inc., a Delaware corporation, GFN U.S. Australasia Holdings, Inc., a Delaware corporation, GFN Australasia Holdings Pty Limited, an Australian corporation (“GFNAH”), GFN Australasia Finance Pty Limited, an Australian corporation and subsidiary of GFNAH (“GFNAF”), RWA Holdings Pty Limited, an Australian corporation  and subsidiary of GFNAF. GFNAH and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

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Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

EXHIBIT 10.1

i

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 23, 2010, Royal Wolf and Australia and New Zealand Banking Group Limited (“ANZ”) amended the ANZ senior credit facility to provide approximately $5,529,900 (AUS$5,500,000) of additional borrowing capacity under a Variable Rate Commercial Bill Acceptance and Discount Facility (the “Facility”) that will bear interest at the Bank Bill Swap Reference Rate – Average Bid applicable to the maturity of  90, 120, 150 or 180 days requested upon  the drawing of funds.  All funds borrowed under the Facility must be repaid by June 30, 2011.

ANZ charged a loan approval fee of approximately $50,190 (A$50,000) to enter into the Facility.  Under the Facility ANZ will charge a fee payable quarterly in advance equal to the product of the Facility borrowing limit of approximately $5,529,900 (AUS$5,500,000) times 3.15%.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibit:

10.1
Variation Letter executed on December 23, 2010 among Australia and New Zealand Banking Group Limited, GFN Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd., RWA Holdings Pty Ltd., Royal Wolf Trading Australia Pty Ltd. and Royal Wolf Hi-Tech Pty Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 27, 2010	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1
Variation Letter executed on December 23, 2010 among Australia and New Zealand Banking Group Limited,
GFN Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd., RWA Holdings Pty Ltd., Royal Wolf Trading Australia Pty Ltd. and Royal Wolf Hi-Tech Pty Ltd.
    Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd. and Australia and New Zealand Banking Group Limited

3